Exhibit 10.4
FIRST AMENDMENT
TO THE MOTOROLA 401(k) PLAN
(As Amended and Restated Effective January 1, 2006)
401(k) Plan Matching Contribution Suspension as of January 1, 2009
     WHEREAS, Motorola, Inc. (the “Company”) maintains the Motorola 401(k) Plan (the “Plan”) for the benefit of its eligible employees;
     WHEREAS, Section 12.2 of the Plan provides that the Board of Directors of Motorola, Inc. (the “Board”) may alter, amend or modify the Plan from time to time; and
     WHEREAS, effective January 1, 2009, the Board deems it appropriate to suspend making Matching Contributions to Plan participants under Section 3.2 of the Plan until subsequent Board action in the future re-activates contributions, if any, made by the Company to the Plan.
     NOW THEREFORE, the Motorola 401(k) Plan is hereby amended effective as of January 1, 2009, in the following particulars:
     1. By deleting paragraph (a) of Section 1.15 of the Plan and substituting the following new paragraph (a) as a part thereof:
“(a) Matching Contributions made by the Company to the Trust Fund in accordance with Section 3.2 of the Plan prior to January 1, 2009; and”
     2. By deleting Section 1.50 of the Plan and substituting the following new Section 1.50 as a part thereof:
“1.50 “Matching Contribution” means the contribution of the Company to the Trust Fund made in accordance with the provisions of Section 3.2 of the Plan prior to January 1, 2009.”
     3. By adding the following new sentence immediately at the beginning of Section 3.2 of the Plan as a part thereof:
“Notwithstanding any other provision of the Plan to the contrary, Matching Contributions are suspended under this Section 3.2 of the Plan effective January 1, 2009; no Matching Contributions shall be made under the Plan on and after January 1, 2009, with the exception of any contributions required to be made by the Company which are classified as Matching Contributions under the Plan but solely if such contributions relate to either (1) deposits of Company contributions which pertain to a Plan Year prior to January 1, 2009, or (2) are required to be contributed on and after January 1, 2009 under any applicable federal or state law.”
     IN WITNESS WHEREOF, the following officer has been designated the authority to execute this First Amendment and hereby affixes his signature as of this 15th day of December 2008.

MOTOROLA, INC.
/s/ Greg A. Lee
Greg A. Lee
Senior Vice President, Human Resources